SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2005


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                          1-15274                     26-0037077
(State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
      of incorporation )                                     Identification No.)


6501 Legacy Drive
Plano, Texas                                                         75024-3698
(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


==============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits.

     Attached are the following forms of award under the J. C. Penney Company, Inc. 2005 Equity Compensation Plan:

Exhibit 10.1      Form of Notice of Stock Option(s), Special Stock Option Grant

Exhibit 10.2      Form of Notice of Restricted Stock Unit Award

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 J. C. PENNEY COMPANY, INC.



                                                 By: /s/ Jeffrey J. Vawrinek
                                                    ---------------------------
                                                    Jeffrey J. Vawrinek
                                                    Assistant Secretary




Date:  May 31, 2005

                                  EXHIBIT INDEX

Exhibit Number     Description

Exhibit 10.1       Form of Notice of Stock Option(s), Special Stock Option Grant

Exhibit 10.2       Form of Notice of Restricted Stock Unit Award

                                                                    Exhibit 10.1
JCPenney
J. C. Penney Company, Inc.
2005 Equity
Compensation Plan
Stock Option Program

                                              Notice of Grant of Stock Option(s)
                                                      Special Stock Option Grant
--------------------------------------------------------------------------------

Name                Date of Grant     Option Price Per Share $
--------------------------------------------------------------------------------

Employee ID         Unit Number       Area of Responsibility / District Number
--------------------------------------------------------------------------------

                                      Number of NSO Shares Granted
                                      ------------------------------------------


This Notice of Non-Qualified (also known as "Non-Statutory") Stock Option ("NSO") gives you the right to purchase the total number of shares of Common Stock of 50 cent par value ("Common Stock") of J. C. Penney Company, Inc. ("Company") at the price per share as shown above. This option is subject to all the terms, rules, and conditions of the J. C. Penney Company, Inc. 2005 Equity Compensation Plan ("Plan") and the implementing resolutions ("Resolutions") approved by the Human Resources and Compensation Committee of the Board of Directors. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan and the Resolutions. The option price and number of shares will be adjusted as provided in the Plan in the event of a stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, spinoff, distribution to holders of Common Stock other than cash dividends, or the like.

Terms of Exercise
-----------------

Effective Exercise Date
------------------------

When an option exercise instruction is given in conjunction with a sell order for the underlying stock that is a Sell-to-Cover Order, a Same-Day-Sale Exercise Order, a Limit Order or a Good-till Cancelled Order, the effective exercise date shall be the date on which such sale order is executed. For a Cash Payment (Exercise and Hold) transaction, the effective exercise date will be the date the requisite funds are received by the Company at its home office in Plano, Texas, or such other location as the Company may designate, or by a third party duly designated by the Company at the offices of such third party. For a Stock Payment transaction, the effective exercise date will be the date the properly completed option exercise form/instructions and any necessary accompanying documents and payment are received by the Company at its home office in Plano, Texas, or such other location as the Company may designate, or by a third party duly designated by the Company at the offices of such third party. Exercise instructions received after the close of the New York Stock Exchange for the day shall be deemed received as of the opening of the next Business Day (a "Business Day" being any day on which the New York Stock Exchange is open and operating). An effective exercise date shall never mean a non-Business Day. If any "effective exercise date," as defined above, falls on a day Common Stock is not traded, all transactions will be postponed until the next trading day, and the effective exercise date will be deemed to be the next trading date, unless such day is after the Normal Expiration Date (as defined below), in which case the option will expire.

Transferability
---------------

This option may be assigned or transferred by will or the laws of descent and distribution. No Stock Option will be exercisable except by you or (a) upon your incapacity, by your guardian or legal representative, or (b) upon your death, by the beneficiary you have designated on the JCPenney Company Paid-Life Insurance Beneficiary Designation form or in the absence of such beneficiary, your legal representative (collectively, "Legal Transferees").

Date Option Becomes Exercisable
-------------------------------

This option will become exercisable ("vest") over a three-year period in accordance with the following schedule:



Normal Exercise Dates                 No. of Options that will vest
------------------------              --------------------------------
------------------------              --------------------------------
------------------------              --------------------------------

This option will be 100% vested on (date).

However, 100% of this option becomes immediately exercisable, without regard to this date, upon a "Change of Control" (as defined in Attachment A) of the Company, and 100% of this option becomes immediately exercisable, without regard to this date, in the event of your employment termination due to retirement, death, disability, or reduction in force/unit closing as described below.

Additional Exercise Terms Of This Option Are:
--------------------------------------------

While you are Employed
-----------------------

While you are employed by the Company, subsidiary, or other entity affiliated with the Company, you may exercise vested options any time on or after the Normal Exercise Dates until the Expiration Date of (date) ("Normal Expiration Date"). This option can be exercised by:

    o   Cash Payment Method (Exercise and Hold)
    o   Stock Payment Method
    o   Same-Day-Sale Method
    o   Sell To Cover Method

After your Employment Termination
---------------------------------

In all cases, the option exercise period following termination of employment cannot extend beyond the applicable date described below or the Normal Expiration Date, whichever comes first.

1)   Retirement or Disability: If your employment terminates due to your:

    o   Retirement at age 60 or more,
    o   Retirement between ages 55 and 59 with at least 15 years of service, or
    o   Disability,

     before the final Normal Exercise Date, 100% of this option will become immediately exercisable on such employment termination. This option may be exercised for a period of five years after such employment termination or until the option's Normal Expiration Date, whichever comes first.

     If your employment terminates due to any of the three circumstances listed above on or after the final Normal Exercise Date, this option may be exercised for a period of five years after employment termination or until the option's Normal Expiration Date, whichever comes first.

2) Reduction in Force or Unit Closing - If your employment terminates due to a reduction in force or unit closing before the final Normal Exercise Date, 100% of this option will become immediately exercisable on such employment termination. This option may be exercised for a period of three years after such employment termination or until the option's Normal Expiration Date, whichever comes first.

     If your employment terminates due to a reduction in force or unit closing on or after the final Normal Exercise Date, this option may be exercised for a period of three years after employment termination or until the option's Normal Expiration Date, whichever comes first.

3) Resignation, Discretionary Dismissal or Resignation in Lieu of Discretionary Dismissal (excluding Reduction In Force or Unit Closing): If your employment terminates due to your resignation, discretionary dismissal or resignation in lieu of a discretionary dismissal, then this option will expire as of the date of your employment separation.

4)   Death:  If your  employment  terminates  due to your death before the final
     Normal Exercise Date, 100% of this option will become immediately exercisable on such employment termination. Such exercise must be made by your Legal Transferee, and must be made within two years after your date of death; provided, however, that in no event may such exercise be made after the Normal Expiration Date.

     If you die on or after the final Normal Exercise Date and: a) while employed by the Company; b) during the five-year post-termination exercise period described above for termination due to retirement or disability; or
     c) during the three-year post-termination exercise period described above for termination due to reduction in force or unit closing, your Legal Transferee may exercise this option for a period of two years following your date of death. However, in no event can the exercise period after death extend beyond the option's Normal Expiration Date. In most cases, special documentation will be required to exercise an option after your death.

5) Summary Dismissal or Resignation in Lieu of Summary Dismissal: If you are given a Summary Dismissal, or allowed to resign in lieu of a Summary Dismissal, then this option will expire as of the date of your employment separation.


This stock option grant does not constitute an employment contract. It does not guarantee employment for the length of the vesting period or for any portion thereof.

                                  Attachment A

A Change of Control Event will have occurred if there is a change of ownership, a change of effective control, or a change in ownership of a substantial portion of the assets of the Company.

1. Change of ownership occurs on the date that a person or persons acting as a group acquires ownership of stock of the Company that together with stock held by the such person or group constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation.

2. Notwithstanding whether the Company has undergone a change of ownership, a Change of Effective control occurs (a) when a person or persons acting as a group acquires within a 12-month period 35 percent of total voting power of the stock of the Company or (b) a majority of the board of Directors is replaced within 12 months if not previously approved by a majority of the members. A change in effective control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control Event, i.e. multiple change in control events.

3. Change in ownership of a substantial portion of the Company's assets occurs when a person or persons acting as a group acquires assets that have at total gross fair market value equal to or more than 40 percent of the total fair market of all assets of the Company immediately prior to the acquisition. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to -

     (i) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
     (ii) An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;
     (iii)A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or
     (iv) An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

     Persons will not be considered to be acting as a group solely because they purchase assets of the Company at the same time, or as a result of the same public offering. However persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.

                                                                   Exhibit 10.2
                      NOTICE OF RESTRICTED STOCK UNIT AWARD

                                      Name:

Restricted Stock Unit Grant
---------------------------
A restricted stock unit award for (number) units was granted to you on (date). Each restricted stock unit shall at all times be deemed to have a value equal to the then-current fair market value of J. C. Penney Company, Inc. ("Company") Common Stock of 50(cent) par value ("Common Stock"). This grant is subject to all the terms, rules, and conditions of the J. C. Penney Company, Inc. 2005 Equity Compensation Plan ("Plan") and the implementing resolutions approved by the Human Resources and Compensation Committee of the Board of Directors.


The restricted stock unit award shall vest in accordance with the following schedule provided you are still actively employed on the vesting dates with no interruption of employment with the Company:



                                      Amount of Total Restricted Stock
Scheduled Vesting Date                Units Vesting
------------------------              -----------------------------------
------------------------              -----------------------------------


You will be eligible to be credited with a quarterly distribution of an amount equivalent to the dividend declared on Common Stock on the restricted stock units until such time as the units are converted to shares of Common Stock. Any such dividends shall be converted into a number of additional restricted stock units equal to the aggregate dividend which would have been paid with respect to the number of restricted stock units then credited to you under this grant divided by the closing price of the Company Stock on the New York Stock Exchange on the day on which such dividends are paid. Any such additional restricted stock units shall vest and be paid out along with the underlying restricted stock units.

Employment Termination
-----------------------
If your employment terminates due to death or Disability, the restricted stock unit grant will immediately vest with no further restrictions. Upon any other termination, any unvested restricted stock units will be forfeited. The beneficiary listed on your J. C. Penney Company, Inc., Company-Paid Life Insurance Beneficiary Designation Form will receive the vested shares covered by the restricted stock unit award in the case of termination of employment due to death. If your termination occurs for reasons other than death, you will be required to wait until six months after such termination date before receiving such vested shares.

Taxes and Withholding
---------------------
At the time the restricted stock units vest, the Company will issue to you, in cancellation of the restricted stock units, shares of Common Stock. The fair market value of the shares (the opening JCPenney stock price on the NYSE multiplied by the number of vested shares) will be included in your W-2 form and the Company will be required to withhold applicable taxes on such shares. The Company may collect any withholding taxes due by requesting you send the withholding amount, by deducting the required amount from your paycheck or other payment or by retaining and canceling the number of vested shares equal to the value of the required tax withholding.

Transferability
----------------
Any non-vested restricted stock units are non-transferable.


Effect on Other Benefits
-------------------------
The value of the shares covered by the restricted stock unit grant will not be included as compensation or earnings for purposes of any other compensation, retirement, or benefit plan offered to Company associates.

Change of Control
-----------------
The restricted stock unit award vests immediately without regard to the vesting dates listed above upon a Change of Control of the Company (as defined in Attachment A).

Administration
---------------
The Human Resources and Compensation Committee of the Company's Board of Directors has full authority and discretion to decide all matters relating to the administration and interpretation of the Plan and this award and all such Committee determinations shall be final, conclusive, and binding.

                                  Attachment A

A Change of Control Event will have occurred if there is a change of ownership, a change of effective control, or a change in ownership of a substantial portion of the assets of the Company.

1. Change of ownership occurs on the date that a person or persons acting as a group acquires ownership of stock of the Company that together with stock held by the such person or group constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation.

2. Notwithstanding whether the Company has undergone a change of ownership, a Change of Effective control occurs (a) when a person or persons acting as a group acquires within a 12-month period 35 percent of total voting power of the stock of the Company or (b) a majority of the board of Directors is replaced within 12 months if not previously approved by a majority of the members. A change in effective control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control Event, i.e. multiple change in control events.

3. Change in ownership of a substantial portion of the Company's assets occurs when a person or persons acting as a group acquires assets that have at total gross fair market value equal to or more than 40 percent of the total fair market of all assets of the Company immediately prior to the acquisition. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to -

     (i) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;
     (ii) An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;
     (iii)A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or
     (iv) An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

     Persons will not be considered to be acting as a group solely because they purchase assets of the Company at the same time, or as a result of the same public offering. However persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.